                        CORPORATE RESOLUTION TO BORROWER

-------------------------------------------------------------------------------------------------------
Principal      Loan Date    Maturity     Loan No.     Call   Collateral   Account    Officer   Initials
$1,000,000.00              11-05-1999   1110003585               CD      1110003585     WCK
-------------------------------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------------------------------

BORROWER:  AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC.   LENDER: FIRST CAPITAL BANK OF ARIZONA
           1207 N. MILLER ROAD                                 2700 NORTH CENTRAL #210
           TEMPE, AZ 85234                                     PHOENIX, AZ 85004-1135
=======================================================================================================

I, the undersigned Secretary or Assistant Secretary of AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware as a corporation for profit, with its principal office at 1207 N. MILLER ROAD, TEMPE, AZ 85234, and is duly authorized to transact business in the State of Arizona.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on MAY 3, 1999, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES                 POSITIONS               ACTUAL SIGNATURES
-----                 ---------               -----------------

DEAN M. WILLARD       PRESIDENT               X  /s/ DEAN M. WILLARD
                                              ----------------------------------

CARL WALKER           SECRETARY               X  /s/ CARL WALKER
                                              ----------------------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from First Capital Bank of Arizona ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of ONE MILLION & 00/100 DOLLARS ($1,000,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations and/or revision agreement or other evidence of obligation of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     DEPOSIT ACCOUNTS. To open one or more depository accounts in the Corporation's name and sign and deliver all documents or items required to fulfill the conditions of all banking business, including without limitation the initiation of wire transfers, until authority is revoked by action of the Corporation on written notice to Lender.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: DEAN M. WILLARD, PRESIDENT; TAMMY POWERS; and CARL WALKER, SECRETARY.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

  05-03-1999               CORPORATE RESOLUTION TO BORROW                 Page 2
                                    (Continued)
================================================================================
  IN TESTIMONY WHEREOF, I have hereunto set my hand on May 3, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                     CERTIFIED TO AND ATTESTED BY:

                                     X  GB
                                       _________________________________________


                                     X _________________________________________


  NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

================================================================================

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.26b (c) 1999 CFI ProServices, Inc. All rights reserved. [AZ-C10F3.2611103565.LN]

                           CHANGE IN TERMS AGREEMENT

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE       MATURITY       LOAN NO.       CALL       COLLATERAL       ACCOUNT        OFFICER      INITIALS
$1,000,000.00                    11-05-1999    1110003585                    CD             1110003585      WCK(4)
-----------------------------------------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

BORROWER: AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC.              LENDER: FIRST CAPITAL BANK OF ARIZONA
          1207 N. MILLER ROAD                                            2700 NORTH CENTRAL #210
          TEMPE, AZ 85234                                                PHOENIX, AZ 85004-1135

===================================================================================================================================

Principal Amount: $1,000,000.00                 Date of Agreement: May 3, 1999

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE DATED NOVEMBER 4, 1998 IN THE ORIGINAL PRINCIPAL BALANCE OF $1,000,000.00 AND A CURRENT OUTSTANDING PRINCIPAL BALANCE OF $999,747.31.

DESCRIPTION OF COLLATERAL. TIME CERTIFICATE DEPOSIT ACCOUNT #27119 ISSUED BY FIRST CAPITAL BANK OF ARIZONA IN THE ORIGINAL AMOUNT OF $1,000,000.00.

DESCRIPTION OF CHANGE IN TERMS. EXTEND MATURITY DATE TO NOVEMBER 5, 1999 AND CHANGE INTEREST RATE FROM 6.65% TO 6.56% EFFECTIVE UPON RECEIPT OF SIGNED DOCUMENTS BY BANK.

PROMISE TO PAY, AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC. ("Borrower") promises to pay to First Capital Bank of Arizona ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million and 00/100 Dollars ($1,000,000.00) or so much as may be outstanding, together with interest at the rate of 6.650% per annum on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 5, 1999. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning June 3, 1999, and all subsequent interest payments are due on the same day of each month after that. Interest on this Agreement is computed on a 365/366 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $10.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Agreement
2.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF ARIZONA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF MARICOPA COUNTY, THE STATE OF ARIZONA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keough accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority. DEAN M. WILLARD, PRESIDENT; TAMMY POWERS; and CARL WALKER, SECRETARY. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor cooke claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender (d) Borrower has applied funds provided pursuant to his Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself

05-03-1999                 CHANGE IN TERMS AGREEMENT                      Page 2
                                  (Continued)
================================================================================
insecure under this Agreement or any other agreement between Lender and Borrower.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

EFFECTIVE RATE. Borrower agrees to an effective rate of Interest that is the rate specified in this Note plus any additional rate resulting from any other charges in the nature of interest paid or to be paid in connection with this Note.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:
AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC.

By:  /s/ Dean M. Willard
   --------------------------
   DEAN M. WILLARD, PRESIDENT
================================================================================
Fixed Rate, Line of Credit  LASER PRO, Reg. U.S. Pat. & T.M. Off., Var. 3.265(c)
                            1939 OFI ProServices, Inc. All rights reserved. [A2-D2011103585.LN]

                     DISBURSEMENT REQUEST AND AUTHORIZATION

-----------------------------------------------------------------------------------------------------------------------------------
  PRINCIPAL       LOAN DATE       MATURITY       LOAN NO.       CALL       COLLATERAL       ACCOUNT        OFFICER      INITIALS
$1,000,000.00                    11-05-1999    1110003585                       CD          1110003585        WOK
-----------------------------------------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------------

BORROWER: AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC.              LENDER: FIRST CAPITAL BANK OF ARIZONA
          1207 N. MILLER ROAD                                            2700 NORTH CENTRAL #210
          TEMPE, AZ 85234                                                PHOENIX, AZ 85004-1135

===================================================================================================================================

LOAN TYPE. This is a Fixed Rate (6.650%), Revolving Line of Credit Loan to a Corporation for $1,000,000.00 due on November 5, 1999. This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

[ ] PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.
[X] BUSINESS (INCLUDING REAL ESTATE INVESTMENT).

SPECIFIC PURPOSE. The specific purpose of this loan is: WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,000,000.00 as follows:

          UNDISBURSED FUNDS:....................................         $252.69
          AMOUNT PAID ON BORROWERS ACCOUNT:                          $999,747.31
          $999,747.31 Payment on Loan # CHANGE OF TERMS.........
                                                                   -------------
          NOTE PRINCIPAL:.......................................   $1,000,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MAY 3, 1999.

BORROWER:

AUTOMOTIVE SPECIALTY CHEMICAL GROUP, INC.

BY: /s/ Dean M. Willard
    -------------------------------------
    DEAN M. WILLARD, PRESIDENT

================================================================================
Fixed Rate, Line of Credit.          LASER PRO, Reg. U.S. Pat. & T.M. Off., Var,
                                     3.26b (c) 1998 CFI ProServices, Inc. All rights reserved. [AZ-120 11103505.LN]